                                                                   EXHIBIT 10.19

                            OEM TERMS AND CONDITIONS

         This Agreement is entered into as of this 1 day of June, 1996, ("Effective Date") by and between NETGEAR, Inc., a Delaware corporation and a wholly subsidiary of Bay Networks, Inc. and having its principal place of business at 4401 Great America Parkway, P.O. Box 58185, Santa Clara, California, 95052-8185 ("NETGEAR"), and Delta Electronics, Inc. ("Supplier") having its principal place of business at 9F, No. 144, Min Chuan E. Road, Sec. 3, Taipei, Taiwan, R.O.C..

         1. PURCHASE OF PRODUCTS: NETGEAR may purchase and license the products listed in Attachment 1 ("Products"), private-labeled for NETGEAR, and, if applicable customized in accordance with Attachment 2, for internal use and demonstration purposes and for resale and relicense, directly and indirectly, by placing written orders under this Agreement. Supplier agrees to sell the private-labeled and/or customized Products exclusively to NETGEAR and to any of the NETGEAR affiliates, subsidiaries or agents identified by NETGEAR under the terms of this Agreement. Supplier agrees not to sell the Products directly to any third party or agent or former agent of NETGEAR for any purpose other than resale on NETGEAR's behalf. Under no circumstances may an agent of NETGEAR make any alteration to the terms of this Agreement without NETGEAR's prior written consent. Any additional customization of the Products will be in accordance with the terms set forth in an Attachment to this Agreement.

         2. PRODUCT PRICES: Product prices shall be in accordance with Attachment 1 and do not include cost of shipping or insurance, which will be borne by NETGEAR. All prices are exclusive of any taxes. Prices are based on the cost structure set forth in Attachment 1. Prices will be paid in U.S. dollars based on the "Established-Exchange Rate" which shall be one US dollar to $27.50 New Taiwan dollars or on an adjusted exchange rate as follows: at such time as the exchange rate fluctuates by more than 10% from the prevailing Established Exchange Rate, that higher or lower exchange rate shall become the Established Exchange Rate. Supplier shall not increase the Product price(s) during the term of the Agreement or any renewals. A costed Bill of Materials (BOM) shall be attached as an exhibit to Attachment 1 and an updated costed BOM shall be provided by Supplier to NETGEAR not less frequently than the beginning of each calendar quarter during the term of this Agreement. The unit pricing shall be reduced immediately at any time that the costed BOM decreases by more than 5% from the preceding quarter, provided that Delta has received the agreed to target margin. Material Cost, assembly cost, labor, overhead and margins will be reviewed at the beginning of each calendar quarter for reasonableness by NETGEAR.

         3. ORDERS FOR PRODUCTS: Each order for Products shall be governed by the terms of this Agreement. Conflicting or additional terms provided in any order or acknowledgment of an order shall be of no effect unless specifically accepted in writing by an authorized representative of the parties. Each order shall specify (a) description and part number of Products, (b) purchase price;
(c) quantity; (d) delivery schedule; and (e) "ship-to" and "invoice-to" addresses.

         4. TIME FOR DELIVERY: Supplier will deliver Products in the quantities ordered (up to 125% of the quantities forecasted) by NETGEAR within 30 days of the date the order is received by Supplier (unless a later shipment date is specified in the order or a longer lead time is set out in Attachment 1), provided that the terms of the order comply with the requirements specified above.

         In order to meet the anticipated delivery schedules, it may be necessary for Supplier to maintain an inventory of certain parts for the NETGEAR Products which are unusable in other Supplier products and which are long-lead time parts or which must be procured in quantity to receive beneficial pricing. The parties will agree in writing from time to time as to a list of such parts. At the time of termination or expiration of this Agreement or product discontinuation, NETGEAR agrees to accept delivery of Supplier's entire inventory of such agreed parts, up to a total equal to the last 3 months forecast and to reimburse Supplier for its actual purchase price for such parts.

         The parties acknowledge that time is the essence of this Agreement. In the event that Supplier fails to deliver Products within the time period described in this subsection, NETGEAR shall be entitled to a credit against the corresponding order in the amount calculated from the table below applied against the quantity of Product which was not delivered within the specified time period, subject to adjustment as provided below:

    Actual delivery date                          Percentage of price credited
    --------------------                          ----------------------------
1 to 15 days from shipment date                           No discount
specified in NETGEAR's order and
accepted and confirmed by Supplier

16 to 29 days from shipment date                                1%
specified in NETGEAR's order and
accepted and confirmed by Supplier

30 or more days from shipment date                              3%
specified in NETGEAR's order and
accepted and confirmed by Supplier

NETGEAR may choose to cancel any order which remains unfulfilled by Supplier after 30 days from shipment date requested by NETGEAR and accepted and confirmed by Supplier in orders accepted by Supplier without penalty. Products which are delivered but which do not conform with the warranties and specifications described in this Agreement, where the non-conformance is not cured within five days notice from NETGEAR, shall not be deemed to have been delivered for purposes of this section. Supplier's obligations under this section shall be subject to the provisions of the Section entitled "Failure and Delay", except that failure of Supplier's suppliers to deliver component parts shall not be deemed to be excusable delay in Supplier's performance under this Agreement.

         5. CANCELLATION OR POSTPONEMENT OF ORDERS. NETGEAR may cancel or reduce the quantity of any order without liability 60 days or more in advance of the ship date specified in NETGEAR's order. NETGEAR may cancel, or reduce the quantity of any order from 30 to 59 days in advance of the ship date specified in NETGEAR' order by paying Supplier a cancellation charge equal to the out-of-pocket cost incurred by Supplier for work in process, not including raw components usable in other applications, not to exceed the unit price. NETGEAR may postpone the delivery of any portion of an order for up to a total of 90 days without any liability by delivering written notice to Supplier 30 days or more in advance of the ship date specified in NETGEAR' order.

         6. FORECASTS: NETGEAR agrees to provide Supplier with monthly 180 day rolling forecasts for its projected orders for Products. The provision of such forecast shall in no way bind NETGEAR to actually place orders for any such quantities nor otherwise expose NETGEAR to liability.

         7. TERMS OF SALE: Products will be shipped F.O.B. point of shipment. Title to the Products (but not any Product software) shall pass to NETGEAR upon acceptance of the shipment of Products. Payment for the Products shall be due net 30 days of invoice date, which shall not precede the date of shipment of the Products. If payment is to be made by wire transfer, Supplier must provide the following information: bank name and location of branch, account name/number and Swift number.

         8. INVOICING AND TAXES: NETGEAR shall pay all applicable sales and use taxes based on the purchase of the Products, other than income and franchise taxes based on Supplier's income or provide Supplier with a certificate of exemption acceptable to the appropriate taxing authority.

         9. PRODUCT DOCUMENTATION: Supplier will provide a complete set of the applicable technical publications and illustrations and user documentation which Supplier ships with the corresponding Supplier products to NETGEAR in a mutually agreed electronic format. NETGEAR may modify such publications and may translate such publications into foreign languages and will deliver master copies of hardware documentation to Supplier for printing, packing and shipping with the Products. NETGEAR may also create additional usage/reference manuals (such as hardware installation and verification guides, and end user warranty cards) which will also be delivered to Supplier for printing, packing and shipping with the Products.

         10. PRIVATE LABELING: All Products delivered by Supplier will bear the logos, trade names and trademarks of NETGEAR as specified by NETGEAR. NETGEAR will provide engineering drawings, camera-ready artwork film, and all other materials and instructions necessary to manufacture product labels and shipping boxes without supplemental documentation. No Supplier logos, trademarks and trade names will be externally visible on installed Products. NETGEAR agrees not to affix any labels containing Supplier logos, trademarks or trade names to the Products. Preprinted boxes with NETGEAR logos will be provided by Supplier and used for packaging the Products. These individual product boxes must be placed within larger protective shipping boxes for transit from Supplier to NETGEAR.

         11. SOFTWARE LICENSE: If the Products include software, Supplier will, at NETGEAR's request, either provide software on media ready for shipment or master copies of any software associated with the Products and will grant NETGEAR the right to use, and to reproduce if necessary, and to sublicense all software associated with the Products, including all updates, "bug fixes" and enhancements created over time for such software, and associated documentation, for perpetual use solely in connection with Products. The terms of such sublicense shall conform generally to the provisions of NETGEAR standard form software license for its commercial products. The foregoing licenses may be exercised by NETGEAR without further charge beyond the prices for the Products described elsewhere in this Agreement.

         12. ACCEPTANCE; QUALITY ASSURANCE: The parties acknowledge the requirement that the Products be supplied with as close to a "zero defect rate" as is practically possible. The Products should be subjected to on-going reliability testing, including operating a rolling 20 to 30 units for 60 days to provide "infant mortality" data. The Products are subject to final inspection and acceptance at NETGEAR's facility within 30 days after delivery, to confirm that the Products conform to all criteria, specifications and warranties described in this Agreement. Supplier will provide NETGEAR with a complete set of top-level assembly drawings of the Products, which NETGEAR may use in incoming inspection and Supplier shall provide

NETGEAR with a report of "first pass yields". If one or more Products in a shipment fails to successfully pass the acceptance tests, NETGEAR shall deliver a deficiency report to Supplier promptly before the end of the acceptance period. Supplier shall, in response to such report immediately accept the return for credit of the non-conforming Products so that they successfully pass all acceptance tests, all at Supplier's sole expense and the full lot shall be subject to re-inspection. Payment prior to acceptance shall not constitute acceptance. NETGEAR may conduct and observe tests and inspections at Supplier plant if NETGEAR notifies Supplier 24 hours in advance. In the event that NETGEAR does not notify Supplier in writing of deficiencies in the Products within 30 days of receipt thereof, the Products shall be deemed accepted.

         Supplier will follow good manufacturing practices (equivalent to IPC Class II for electrical assembly) utilizing materials, techniques, and procedures which conform to industry standards. Supplier will comply with the requirements of ISO 9000 and CE Mark standards. Supplier will make available to NETGEAR, upon request, information regarding Supplier's quality assurance procedures. The parties shall negotiate in good faith and mutually agree upon an ongoing program during the term of this Agreement to monitor and assure the quality of the Products provided by Supplier (the "Quality Assurance Program"). Such Quality Assurance Program will include, but not be limited to, criteria and procedures for ongoing audit of Supplier's manufacturing process, a definition of test procedures for confirmation of compliance with applicable quality and other specifications, definition of minimum quality specification acceptance levels, and an escalation procedure for resolving quality-related problems. Upon mutual agreement by the parties in writing as to the content of such Quality Assurance Program, the Quality Assurance Program shall without further action by the parties be deemed incorporated herein as an Attachment to this Agreement. At such time as defined in the Quality Assurance Program, Supplier will be authorized to provide Products on a "ship-to-stock" basis.

         13. WARRANTY: Supplier warrants that the Products delivered under this Agreement will be free from all liens, encumbrances and restrictions, other than the restrictions relating to the software. Supplier warrants that each Products delivered to NETGEAR will be free from defects in material and workmanship for the period of time set forth in Attachment 1 (the "Warranty Period") and shall perform in accordance with the Product specifications. The parties acknowledge that by its nature, software is not error-free or free from interruption in operation because of "bugs" or defects. Supplier shall promptly and diligently correct any bug or software error in the Products software which it discovers or is reported to Supplier during the Warranty Period, and will immediately provide NETGEAR with a suitable patch, fix or work-around so that it continues to operate in accordance with the respective specifications, and, NETGEAR may deliver these to all valid licensees. If a defect or non-conformance is discovered during the Warranty Period, NETGEAR will promptly notify Supplier of any non-conforming material to obtain a Return

Material's Authorization number ("RMA"). Upon NETGEAR' receipt of the RMA, NETGEAR will cause the return of the non-conforming Products to Supplier at the expense of NETGEAR. Upon its receipt, Supplier will promptly either repair or replace it, at Supplier's option and cost. Properly repaired or replaced Products will promptly be delivered to NETGEAR at Supplier's cost, and the Warranty Period therefor will continue for 90 days following delivery or the balance of the Warranty Period, whichever is longer. These remedies are in addition to any others which may be provided by this Agreement or by law. This warranty does not include damages due to inadequate operating environment, accident, disaster, neglect, abuse, misuse, or alterations made without approval by Supplier. THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

         14. INDEMNIFICATION: Supplier will defend at its own expense any action brought against NETGEAR, to the extent that it is based on a claim by a third party (i) that any of the Products infringes a patent or copyright, or contains misappropriated trade secrets, or (ii) which is based upon the use, operation or performance of Products, and will pay any costs and damages finally awarded against NETGEAR in any such action which are attributable to any such claims. Supplier's obligations under the preceding sentence are subject to the conditions that: (i) NETGEAR promptly notifies Supplier in writing of any such claim, and (ii) Supplier will have sole control of such defense and all negotiations for any settlement or compromise, although NETGEAR may participate in the same at its expense. Supplier will have no liability to NETGEAR under this Section with respect to any claim of infringement to the extent that it is based upon (i) the combination of the Products with any machine, device, firmware or software not furnished by Supplier, or (ii) any product not developed, sold or licensed by Supplier, or (iii) any modification of the Products by a party other than Supplier or (iv) compliance with specifications supplied and required by NETGEAR.

         15. END-OF-LIFE PURCHASES: In the event of termination or expiration of this Agreement, NETGEAR will be entitled to place a non-cancelable order for a "life cycle purchase" of the Products at least 15 days prior to the effective date of such termination or expiration, for delivery within 180 days after the effective date of Agreement termination or expiration.

         16. AVAILABILITY OF PRODUCT AND SPARES: Supplier will make spare, replacement, and maintenance parts necessary to enable NETGEAR to support the Products available during the term of the agreement and for a period of at least five years after the last delivery of Products to NETGEAR, at prices that are at least as low as the prices being charged to Supplier's other customers for like quantities of corresponding Supplier products and under at least as favorable terms and conditions.

         17. REQUIRED CHANGES: Supplier reserves the right to make engineering changes to the Products at any time, which do not adversely impact the operation of the Products, which are necessary to comply with specifications, changed safety standards and governmental regulations and to make the product non-infringing with respect to any patent, copyright or other proprietary interest or for the purpose of improving the quality, reliability or manufacturability of the products. Supplier will notify NETGEAR of all planned engineering change orders or emergency deviations which impact form, fit, function, safety or environmental compliance, or software compatibility of the products. If the proposed change requires any rework of the previously shipped Products units then Supplier will perform the modification on any units returned to Supplier at no charge. For each significant change, Supplier will maintain documentation including the date of the change and serial number of the first product incorporating the change.

         18. TERM AND TERMINATION: This Agreement shall begin on the date of execution by both parties and continue for one year, with automatic one year renewals, unless terminated by either party in accordance with this section. After the initial one year term, this Agreement may be terminated by either party by providing 90 days written notice. If either party is in default of any material provisions of this Agreement and such default is not corrected within 30 days of receipt of written notice, this Agreement may be terminated immediately by the party not in default. If NETGEAR terminates due to default by Supplier all outstanding purchase orders shall be filled by Supplier unless NETGEAR notifies Supplier in its default notice of its desire to cancel any or all such orders, in which event such purchase orders shall be canceled without charge to NETGEAR. Any terms of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled and apply to respective successors and assigns. Termination of this Agreement will not effect the rights of end-users to use the Products.

         19. LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR (1) THE COST OF SUBSTITUTE PROCUREMENT, SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, OR (2) ANY DAMAGES RESULTING FROM INACCURATE OR LOST DATA OR LOSS OF USE OR PROFITS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF PRODUCTS, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.

         20. CONFIDENTIALITY: The parties anticipate that each may disclose to the other in connection with this Agreement, certain of its proprietary or confidential information. The party receiving the same will (i) maintain it in confidence and will not disclose it to others than its employees, or as otherwise permitted under this Agreement (ii) use at least the same degree of care to maintain its secrecy as it uses in maintaining the secrecy of its own proprietary, confidential and trade secret information, (iii) always use at least a reasonable degree of care in maintaining its secrecy, and (iv) use it only for the purpose of performing its obligations under this Agreement. Neither party will have any obligation concerning that part of the other's information which (i) was known to it before its receipt from the other party, (ii) is lawfully obtained from a third party under no obligation of confidentiality,
(iii) is or becomes publicly available other than as a result of an act or failure to act of the receiving party, (iv) or is independently developed by a party without use of the other's confidential information. Except as permitted by this Agreement, neither party will disclose any part of such information to anyone except those of its employees or contractors having a need to know the same in order to accomplish the purposes of this Agreement and who have, before receiving access to the information, acknowledged its confidential, proprietary and trade secret nature and have agreed to be bound by the terms of this Section.

         21. PRODUCT SUPPORT: NETGEAR shall provide Level 1 support (support necessary to process initial calls from an end-user) and Level 2 support (support required for problem determination and solution). Supplier shall provide Level 3 support which includes Product design changes based on Product form, fit or function and assist NETGEAR when a problem cannot be resolved at Level 1 or 2. Additional technical support can be made available under terms and conditions to be defined and negotiated mutually.

         22. TRAINING: Supplier will provide, at no charge, one standard technical training class at Supplier facilities and training materials for the Products to selected NETGEAR technical support personnel and such other training as is mutually agreed upon.

         23. TECHNOLOGY UPGRADES: During the term of this Agreement, Supplier will provide NETGEAR with upgrades to the Products, including all new features or enhancements within 30 days of when they are incorporated in the Supplier product or offered as upgrades by Supplier. If such upgrades or enhancements are provided to other customers at no additional charge, there will be no increase in the unit price for products under this Agreement. If Supplier charges its other customers for such upgrades, Supplier will only be required to provide such upgrades to NETGEAR upon agreement with NETGEAR regarding a revised unit price.

         24. GENERAL PROVISIONS

         24.1 FAILURE AND DELAY. Neither party will be liable for its failure or delay in performance of its obligations under this Agreement due to strikes, wars, revolutions, fires, floods, explosions, earthquakes, government regulations, or other causes beyond its control.

         24.2 ASSIGNMENT. This Agreement may not be assigned by either party without prior written permission from the other. Any attempt by a party to assign any right, or delegate any duty or obligation which arises under this Agreement, without such permission, will be voidable.

         24.3 WAIVER, AMENDMENT OR MODIFICATION. Any waiver, amendment or modification of any right, remedy or other term under this Agreement will not be effective unless in writing and signed by the party against whom enforcement is sought.

         24.4 RELATIONSHIP OF THE PARTIES. The parties are each independent contractors. No agency relationship between NETGEAR and Supplier is created by this Agreement. Except as expressly provided in this Agreement, neither party will have any right or authority to act on behalf of the other and neither party will represent that it has such right or authority.

         24.5 ENTIRE AGREEMENT; GOVERNING LAW. This Agreement, including its exhibits, constitutes the entire agreement between parties with respect to its subject matter and will be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

NETGEAR, INC.                                      SUPPLIER

                                                       DELTA ELECTRONICS, INC.

By: _________________________________              By: Tommy Tsai
                                                       -----------------------
Name: _______________________________              Name:  /s/ Tommy Tsai 9/13/96
Title: ______________________________              Title: ODM Business Unit
                                                          --------------------
                                                          Products Manager.

                                  Attachment 1

                     LIST OF PRODUCTS, PRICES AND LEAD TIMES

Product pricing is based on the actual cost of materials plus Material Burden, Assembly cost, Labor cost, Overhead and Margin accordance with the terms of the Agreement and the costed Bill of Materials attached as Exhibit A to Attachment 1, as updated quarterly.

   Product Name                      P/N             Price        Lead Time                 Warranty Period
   ------------                      ---             -----        ---------                 ---------------
                                                               (30 days unless
                                                                  indicated                 (one year unless
                                                                  otherwise)              indicated otherwise)
4 port Slimline                    EN104NA          $ 43.60          60                   5 year except power
10-BaseT Ethernet                  EN104JP                                                adapter which is 3
Hub                                EN104GE                                                years

8 port Slimline                    EN108NA          $ 62.80          60                   5 year except power
10-BaseT Ethernet                  EN108JP                                                adapter which is 3
Hub                                EN108GE                                                years

16 port Slimline                   EN116NA          $107.40          60                   5 year except power
10-BaseT Ethernet                  EN116JP                                                adapter which is 3
Hub                                EN116GE                                                years

8 port 100 Base-TX                 FE508NA          $160.00*         60                   5 year except power
Fast Ethernet Hub                  FE508JP          $290.56**                             supply which is 1
                                   FE508GE                                                year

16 port 100 Base-TX                FE516NA          $230.00*         60                   5 year except power
Fast Ethernet Hub                  FE516JP          $491.12**                             supply which is 1
                                   FE516GE                                                year

*   pricing if NETGEAR provides National chips

**  pricing if Delta provides National chips

                            Exhibit A to Attachment 1

                            COSTED BILL OF MATERIALS

                             Costed BOM for EN104NA

------------------------------------------------------------------------------
                                                                  USD
------------------------------------------------------------------------------
Delta p/n             DESCRIPTION                 QTY   UNIT-PRICE   SUB-TOTAL
------------------------------------------------------------------------------
1511513100   CAP 50V 20PF 5% 0805                  1       0.009       0.009

1511523100   CAP 50V 51PF 5% 0805                  9       0.007       0.063

1511530100   CAP 50V 100PF 5% 0805                 4       0.006       0.026

1512445100   CAP 50V 1NF 5% 0805                   4       0.008       0.032

1513449100   CAP 50V 4.7KP 5% 0805                 2       0.008       0.016

1513454100   CAP 50V 0.01UF 5% 0805               14       0.008       0.113

1512457101   CAP 50V 0.047UF 5% 0805               3       0.013       0.039

1517658108   CAP 50V 0.1UF 5% 0805                15       0.009       0.133

1557667200   CAP MC CP 25V 1U Z Y5V 1206           4       0.049       0.196

1142930810   CAP CD 100PF 1KV DIP 0.2"             1       0.013       0.013

1141954016   CAP CD 0.01UF 1KV DIP 0.4"            1       0.024       0.024

1030098202   CAP TC 4.7UF 25V SMD                  1       0.184       0.184

1433703025   CAP EC 100UF 10V DIP 0.1"             1       0.027       0.027

1410609906   CAP EC 330UF 16V DIP 0.2"             1       0.053       0.053

0343209100   RES 1/8W 2 5% 0805                    1       0.002       0.002

0343518100   RES 1/8W 5.1 5% 0805                  1       0.002       0.002

0341234100   RES 1/10W 49.9 1% 0805                2       0.004       0.008

0341198100   RES 1/10W 61.9 1% 0805                8       0.004       0.033

0341026100   RES 1/10W 100 1% 0805                 5       0.004       0.021

0311026000   RES 1/4W 100  5% 1206                 4       0.004       0.018

0341031100   RES 1/10W 220 1% 0805                12       0.004       0.049

0343271100   RES 1/8W 270 5% 0805                  2       0.002       0.005

0341271100   RES 1/8W 42 25% 0805                  8       0.004       0.033

0341041100   RES 1/10W 1K 1% 0805                  1       0.004       0.004

0341211100   RES 1/10W 1.21K 1% 0805               4       0.004       0.016

0341059100   RES 1/8W 10K 1% 0805                  4       0.004       0.016

0343473100   RES 1/8W 47K  5% 0805                 2       0.002       0.004

0313514000   RES 1/4W 510K 5% 1206                 2       0.003       0.006

0343105100   RES 1/10W 1M 5% 0805                  3       0.002       0.007

0610300200   RES SIP5 IK 5% (A)                    1       0.019       0.019

2040070001   DIODE 7000L SOT.23                    1       0.002       0.002

2040220014   DIODE  LL4448                         2       0.016       0.032

2921110210   FERRITE BEAD SMD 1812                 3       0.078       0.233

2400020002   TRANSISTER VN0300L DIP                1       0.183       0.183

0303000000   RES 1/4W 0 1% 1206                    8       0.003       0.021

0900160019   POLYSWITCH SMD SMD 125 PAYCHEM        1       0.463       0.463

2540092114   IC AM79C982-4JC AMD PLCC-84           1       5.074       5.074

2804600900   THZ16J04A SMD DELTA                   1       0.556       0.556

2600042109   IC 74HC14 SOIC-14                     1       0.167       0.167
------------------------------------------------------------------------------

                                     1 of 3

                             Costed BOM for EN104NA

-------------------------------------------------------------------------------------
                                                                       USD
-------------------------------------------------------------------------------------
Delta p/n                DESCRIPTION                   QTY   UNIT-PRICE    SUB-TOTAL
-------------------------------------------------------------------------------------
2600059011  IC 74HC74 SOIC-14                           2       0.150        0.300

2600048111  IC 74HC164 SOIC-14                          2       0.244        0.487

2600014331  IC 74HC273 SOIC-20                          2       0.275        0.550

2636000600  LAN FILTER LANF7236X DIP 16 DELTA           4       1.120        4.480

2540051019  1C DP8392 DIP16                             1       1.967        1.967

0730170908  OSC 20MHZ HALF                              1       1.037        1.037

3071330600  CENTER 2.5mm DC POWERJACK                   1       0.085        0.085

3000140000  PUSH SWITCH PV00AI 4 SANSEI                 1       0.252        0.252

2636201200  DC TO DC CONVERTER 0501D SIP12 DELTA        1       1.084        1.084

2806006000  X'FMR 13X7X7 THR04K04                       1       0.238        0.238

2304163009  DIALIGHT 567-0122 GREEN/GREEN               1       0.352        0.352

2304162909  DIALIGHT 567-0123 GREEN/YELLOW              2       0.352        0.704

2816312400  CHOCK 330UH                                 1       0.000        0,000

3071334900  AMPHENOL RJ-45 MODULAR JACK 4 PORT          1       2.544        2.544

3071340628  BNC RIGHT-ANGLE WITH FILTER                 1       0.963        0.963

2976057200  PCB EN104                                   1       2.963        2.963

3140660200  COVER ABS 94V-2                             1       0.078        0.078

3109000600  SCREW                                       2       0.007        0.015

3105032400  SCREW                                       5       0.026        0.130

3105032900  SCREW                                       2       0.007        0.015

3510061500  GIFE BOX                                    1       0.704        0.704

3510082000  INSERT                                      1       0.481        0.481

5011113600  MANUAL                                      1       0.352        0.352

5011113700  WARRANTY CARD                               1       0.111        0.111

3070036800  TCONNECTOR                                  1       0.444        0.444

3070037400  50 (omega) TERMINATOR                       1       0.556        0.556

3510055400  CARTON                                    0.1       0.796        0.080

0990033600  POWER ADAPTER                               1       3.593        3.593

3240498400  RUBBET FOOT                                 4       0.024        0.096

3110260100  WASHER                                      1       0.012        0.012

3110270200  WASHER                                      1       0.007        0.007

3510147100  PAPER PAD                                 0.1       0.148        0.015

3510147500  PAPER PAD                                 0.1       0.222        0.022

3240520100  INSULATOR                                   2       0.074        0.148

3200196500  LABEL                                       1       0.013        0.013

3200207300  LABEL                                       1       0.002        0.002

3200251200  LABEL                                       2       0.015        0.030

3200261600  LABEL                                       1       0.048        0.048

3200291200  LABEL                                       1       0.002        0.002
-------------------------------------------------------------------------------------

                                     2 of 3

                             Costed BOM for EN104NA

-------------------------------------------------------------------------------------
                                                                        USD
-------------------------------------------------------------------------------------
 Delta p/n               DESCRIPTION                    QTY   UNIT-PRICE    SUB-TOTAL
-------------------------------------------------------------------------------------
3200293500   LABEL                                     0.1       0.037        0.004

3520084500   PE BAG                                      1       0.035        0.035

3520086100   BAG PE                                      1       0.007        0.007

3140850000   PLASTIC CONICAL ANCHORS NY6/6               2       0.033        0.067

3990330300   CASE BASE SECC 99.8mm t=1mm                 1       1.556        1.556

3990330400   CASE COVER SECC 94mm T=1mm                  1       1.296        1.296

                                                                             35.824
------------------------------------------------------------------------------------

REMARKS: The costed BOM for EN104JP is the same as the above except for the following items.

- P/N 0990033800     Power Adapter       $ 3.59
- P/N 5012102500     Warranty Card       $0.111
- P/N 5011114800     Manual              $0.352
- P/N 3510062700     Gift Box            $0.704

PS: The cost for EN104GE's power adapter, P/N 0990033700, is $3.52.

                                     3 of 3

                             Costed BOM for EN108NA

-----------------------------------------------------------------------------------------
                                                                             USD
-----------------------------------------------------------------------------------------
Delta p/n           DESCRIPTION                       QTY         UNIT-PRICE    SUB-TOTAL
-----------------------------------------------------------------------------------------
1511513100   CAP 50V 20PF 5% 0805                      1             0.009        0.009

1511523100   CAP 50V 51PF 5% 0805                     17             0.007        0.118

1511530100   CAP 50V 100PF 5% 0805                     5             0.006        0.032

1511584100   CAP 50V 270PF 5% 0805                     1             0.009        0.009

1512445100   CAP 50V INF 5% 0805                       5             0.008        0.041

1513449100   CAP 50V 4.7NF 5% 0805                     2             0.008        0.016

1513454100   CAP 50V 0.01UF 5% 0805                   26             0.008        0.210

1512457101   CAP 50V 0.047UF 5% 0805                   4             0.013        0.053

1517658108   CAP 50V 0.1UF 5% 0805                    21             0.009        0.187

1557667210   CAP MC CP 25V 1UZ Y5V 1206                3             0.049        0.147

1142930810   CAP CD 100PF 1KV DIP 0.2"                 1             0.013        0.013

1141954016   CAP CD 0.01UF 1 KV DIP 0.4"               1             0.024        0.024

1410709505   CAP EC 47UF 25V DIP 0.1"                  2             0.027        0.055

1410703325   CAP EC 220UF 10V DIP 0.1"                 1             0.044        0.044

1410609906   CAP EC 330UF 25V DIP                      1             0.053        0.053

1410809625   CAP EC 470UF 25V DIP 0.2"                 1             0.067        0.067

0343108100   RES 1/10W 1 5% 0805                       3             0.002        0.007

0343208100   RES 1/1OW 2 5% 0805                       1             0.002        0.002

0343518100   RES 1/10W 5.1 5% 0805                     1             0.002        0.002

0341490100   RES 1/8W 45.3 1% 0805                     4             0.004        0.018

0341234100   RES 1/10W 49.9 5% 0805                    2             0.004        0.008

0341198100   RES 1/10W 61.9 5% 0805                   16             0.004        0.065

0343820100   RES 1/10W 82 5% 0805                      1             0.003        0.003

0341026100   RES 1/10W 100 5% 0805                     1             0.004        0.004

0311026000   RES 1/4W 100 5% 1206                      8             0.004        0.036

0341031100   RES 1/10W 220 5% 0805                    21             0.004        0.086

0343271100   RES 1/10W 270 5% 0805                     2             0.002        0.005

0343331100   RES l/10W 330 5% 0805                     1             0.002        0.002

0341271100   RES 1/10W 422 5% 0805                    16             0.004        0.065

0341041100   RES 1/10W 1K 1% 0805                      3             0.004        0.012

0341211100   RES 1/10W 1.21K 5% 0805                   8             0.004        0.033

0341043100   RES 1/10W 1.5K 5% 0805                    1             0.004        0.004

0341046100   RES 1/10W 2.4K 5% 0805                    1             0.004        0.004

0343302100   RES 1/10W 3K 1% 0805                      1             0.002        0.002

0341056100   RES 1/10W 8.2K 5% 0805                    1             0.004        0.004

0341059100   RES 1/10W 10K 5% 0805                     5             0.004        0.020

0343473100   RES 1/10W 47K 5% 0805                     2             0.002        0.004

0313514000   RES l/4W 510K 5% 1206                     2             0.003        0.006

0343105100   RES 1/10W 1M 5% 0805                      3             0.002        0.007
-----------------------------------------------------------------------------------------

                                     1 of 2

                             Costed BOM for EN108NA

-----------------------------------------------------------------------------------------
                                                                             USD
-----------------------------------------------------------------------------------------
Delta p/n           DESCRIPTION                       QTY         UNIT-PRICE    SUB-TOTAL
-----------------------------------------------------------------------------------------
0610300200   RES SIP5 1K 5% (A)                        1             0.019        0.019

2040220014   DIODI LL4448, 0.15A 75V                   2             0.016        0.032

2040070001   7000L SOT-23                              1             0.002        0.002

2921120310   FERRITE BEAD SMD 1812                     3             0.085        0.256

0303000000   RES 1/8W 0 1% 1206                       16             0.003        0.041

0900160019   POLYSWITCH SMD SMD 125 RAYCHEM            1             0.463        0.463

2140009002   TRANSISTER MMBT4403 SMD SOT-23            1             0.038        0.038

2140010002   TRANSISTER MMBT4401 SMD SOT-23            2             0.033        0.067

2540092014   IC AM79C982-8JC AMD PLCC-84               1            10.000       10.000

2600042109   IC 74HC14 SOIC-14                         2             0.167        0.333

2600059011   IC 74HC74 SOIC-14                         2             0.150        0.300

2600048111   IC 74HC164 SOIC-14                        2             0.244        0.487

2600014311   IC 74HC273 SOIC-20                        2             0.275        0.550

2804600900   THZ16J04A SMD DELTA                       2             0.556        1.112

2540024137   IC MC34063AP1 DIP 8                       1             0.389        0.389

2540051019   IC DP8392 DIP 16                          1             1.967        1.967

2636000600   LAN FILTER LANF7236X DIP 16 DELTA         8             1.120        8.960

0730170908   OSC 20MHZ HALF 50PPM                      1             1.037        1.037

2020170401   DIODE B83004 DIP 0.4"                     1             0.196        0.196

2050011414   DIODE JN4004 DIP 0.4"                     1             0.016        0.016

2806006000   CHOCK 330UH                               1             0.237        0.237

2816312400   330UH DIP 0.2"                            1             0.081        0.081

2400020002   TRANSISTER VN0300L DIP                    1             0.183        0.183

3940638500   DC TO DC CONVERTER 1202J SIP 12           1             2.463        2.463

2304163009   DIALIGHT 567-0122 GREEN/GREEN             2             0.352        0.704

2304162909   DIALIGHT 567-0123 GREEN/YELLOW            1             0.352        0.352

3070030000   CENTER 2.0mm DC POWERJACK                 1             0.085        0.085

3000140000   PUSH SWITCH PV4P SANSEI                   1             0.252        0.252

3071334900   AMPHENOL RJ-45 MODULAR JACK 4 PORT        2             2.544        5.087

3070021700   CONNECTOR DB 15 FEMALE                    1             0.241        0.241

3071340628   BNC RIGHT-ANGLE WITH FILTER               1             0.963        0.963

2976057300   PCB EN108                                 1             5.150        5.150

3140660200   COVER ABS 94V-2                           1             0.078        0.078

3105032400   SCREW                                     6             0.003        0.016

3105032900   SCREW                                     2             0.007        0.015

3109000600   SCREW                                     2             0.007        0.015

3510061400   GIFE BOX                                  1             0.852        0.852

3510082100   INSERT                                    1             0.593        0.593

5011113600   MANUAL                                    1             0.352        0.352
-----------------------------------------------------------------------------------------

                                     2 of 3

                             Costed BOM for EN108NA

-------------------------------------------------------------------------
                                                            USD
-------------------------------------------------------------------------
Delta p/n            DESCRIPTION            QTY   UNIT-PRICE    SUB-TOTAL
-------------------------------------------------------------------------
5011113700   WARRANTY CARD                    1     0.111         0.111

3070036800   TCONNECTOR                       1     0.444         0.444

3070037400   50 (OMEGA) TERMINATOR            1     0.556         0.556

3510055500   CARTON                         0.1     0.963         0.096

0990033900   POWER ADAPTER                    1     3.296         3.296

3240498400   RUBBET FOOT                      4     0.024         0.096

3110230100   GEAR WASHER                      1     0.002         0.002

3110260100   WASHER                           1     0.012         0.012

3110270200   WASHER                           1     0.007         0.007

3510147200   PAPER PAD                      0.1     0.167         0.017

3510147600   PAPER PAD                      0.1     0.222         0.022

3240520100   INSULATOR                        2     0.074         0.148

3200196500   LABEL ORIGIN                     1     0.013         0.013

3200207300   LABEL                            1     0.002         0.002

3200251200   LABEL                            2     0.015         0.030

3200261500   LABEL                            1     0.056         0.056

3200291200   LABEL                            1     0.002         0.002

3200293500   LABLE                          0.1     0.037         0.004

3520084500   PE BAG                           1     0.004         0.004

3520086200   BAG PE                           1     0.009         0.009

3140850000   PLASTIC CONICAL ANCHORS          2     0.033         0.067

3990329900   CASE BASE SECC 158mm t=1mm       1     2.019         2.019

3990330000   CASE COVER SECC 158mm t=1mm      1     1.537         1.537

                                                                 54.008
-------------------------------------------------------------------------

REMARKS: The costed BOM for EN108JP is the same as the above except for the following items.

- P/N 0990034000    Power Adapter          $ 3.48
- P/N 5011114800    Manual                 $0.352
- P/N 5012102500    Warranty Card          $0.111
- P/N 3510062800    Gift Box               $0.852

PS: The cost of EN108GE's power adapter, P/N 0990034100, is $3.30.

                                     3 of 3

                             Costed BOM for EN116NA

------------------------------------------------------------------------------------
                      EN116                                            USD
------------------------------------------------------------------------------------
(???) CODE  Delta p/n       DESCRIPTION               QTY    UNIT-PRICE    SUB-TOTAL
------------------------------------------------------------------------------------
 53     1511513100    CAP 50V 20PF 5% 0805             1       0.009         0.009

 53     1511523100    CAP 50V 51PF 5% 0805            33       0.007         0.230

 53     1511530100    CAP 50V 100PF 5% 0805            7       0.006         0.045

 53     1511544100    CAP 50V 680PF 5% 0805            1       0.015         0.015

 53     1512445102    CAP 50V 1nF 5% 0805              7       0.007         0.051

 53     1513449100    CAP 50V 4.7nF 5% 0805            2       0.008         0.016

 53     1513454100    CAP 50V 0.01UF 5% 0805          46       0.008         0.371

 53     1512457101    CAP 50V 0.047UF 5% 0805          6       0.013         0.079

 53     1517658108    CAP 50V 0.1UF 5% 0805           27       0.009         0.240

 53     1557767210    CAP MC CP 25V 1U Z Y5V 1206      3       0.049         0.147

 70     1142930810    CAP CD 100PF 1KV DISK 0.2"       1       0.013         0.013

 70     1141954016    CAP CD 0.01UF 1KV DIP 0.4"       1       0.024         0.024

 70     1410709505    CAP EC 47UF 25V DIP 0.l"         4       0.027         0.110

 70     1410703325    CAP EC 220UF 10V DIP 0.1"        2       0.044         0.089

 70     1430806807    CAP EC 470UF 16V DIP 0.2"        1       0.039         0.039

 70     1410809625    CAP EC 470UF 25V DIP 0.2"        1       0.067         0.067

 53     0343108100    RES 1/10W 1 5% 0805              8       0.002         0.019

 53     0343208100    RES 1/10W 2 5% 0805              2       0.002         0.005

 53     0343518100    RES 1/10W 5.1 5% 0805            1       0.002         0.002

 53     0341020100    RES l/10W 39 5% 0805             4       0.004         0.016

 53     0341234100    RES 1/10W 49.9 5% 0805           1       0.004         0.004

 53     0341198100    RES 1/10W 61.9 5% 0805          32       0.004         0.130

 53     0343820100    RES 1/10W 82 J 0805              1       0.003         0.003

 53     0341026100    RES 1/10W 100 5% 0805            1       0.004         0.004

 53     0311026000    RES 1/4W 100 1% 1206            16       0.004         0.071

 53     0341031100    RES 1/10W 220 5% 0805           37       0.004         0.151

 53     0343271100    RES 1/10W 270 5% 0805            4       0.002         0.010

 53     0341271100    RES 1/10W 422 5% 0805           32       0.004         0.130

 53     0343681100    RES 1/10W 680 5% 0805            1       0.002         0.002

 53     0341041100    RES 1/10W 1K 1% 0805             1       0.004         0.004

 53     0341211100    RES 1/10W 1.21K 5% 0805         16       0.004         0.065

 53     0343152100    RES 1/10W 1.5K 5% 0805           1       0.002         0.002

 53     0341046100    RES 1/10W 2.4K 5% 0805           1       0.004         0.004

 53     0341056100    RES 1/10W 8.2K 5% 0805           1       0.004         0.004

 53     0341059100    RES 1/10W 10K 1% 0805            4       0.004         0.016

 53     0343473100    RES 1/10W 47K 5% 0805            2       0.002         0.004

 53     0313514000    RES 1/4W 510K 5% 1206            2       0.003         0.006

 53     0343105100    RES 1/10WIM 5% 0805              3       0.002         0.007
------------------------------------------------------------------------------------

                                     1 of 3

                             Costed BOM for EN116NA

--------------------------------------------------------------------------------------------------------------
                                EN116                                                            USD
--------------------------------------------------------------------------------------------------------------
(???) CODE  Delta p/n                      DESCRIPTION                          QTY    UNIT-PRICE    SUB-TOTAL
--------------------------------------------------------------------------------------------------------------
 70     0610300200    RES SIP5 1K 5%(A)                                           1       0.019        0.019

 53     2040220014    DIO SW 0.15A 75V, LL4448                                    3       0.016        0.048

 53     2040070001    7000L SOT-23                                                1       0.002        0.002

 53     2140009002    TRANSISTER MMBT4403 SMD SOT-23                              1       0.038        0.038

 53     2921110210    FERRITE BEAD MLB453215/BLM41A01 / SMB-403025 SMD 1812       4       0.078        0.311

 53     0303000000    RES CH 1/8W ZERO OHM 1206                                  32       0.003        0.083

 70     0841110502    FUSE 3.0A 125V SMD                                          1       0.116        0.116

 53     2540092014    IC AM79C982-8JC AMD PLCC-84                                 2      10.000       20.000

 53     2640151401    IC 2620012335 + 5015109900                                  1       0.667        0.667

 53     2600042109    IC 74HC14 SOIC-14                                           2       0.167        0.333

 53     2600059011    IC 74HC74 SOIC-14                                           2       0.150        0.300

 53     2600040209    IC 74HC259 SOIC-16                                          4       0.296        1.185

 53     2804600900    THZ16J04A SMD DELTA                                         2       0.556        1.112

 70     2510038013    IC MC34163AP1 DIP 16                                        1       0.850        0.850

 70     2540051019    IC DP8392 DIP 16                                            1       1.967        1.967

 70     2636000600    LAN FILTER LANF7236X DIP 16 DELTA                          16       1.120       17.920

 70     2050011414    DIO SI 1A 400V D41                                          1       0.016        0.016

 70     2020080402    DIO SBD 3A 40V D21                                          1       0.193        0.193

 70     2400020002    TRANSISTER VN0300L DIP                                      1       0.183        0.183

 70     2806006000    X'FMR1 3X7X7 THR04D04                                       1       0.000        0.000

 70     2816903012    170UH DIP 0.2"                                              1       0.081        0.081

 70     3940638500    DC TO DC CONVERTER 1202J SIP 12                             1       2.463        2.463

 70     2304163009    DIALIGHT 567-0122 GREEN/GREEN                               2       0.352        0.704

 70     2304162909    DIALIGHT 567-0123 GREEN/YELLOW                              1       0.352        0.352

 70     3070030000    CENTER 2.0mm DC POWERJACK                                   1       0.085        0.085

 70     3000140000    PUSH SWITCH PV4P SANSEI                                     1       0.252        0.252

 70     3071334900    AMPHENOL RJ-45 MODULAR JACK 4 PORT                          4       2.544       10.174

 70     3070021700    CONNECTOR DB 15 FEMALE                                      1       0.241        0.241

 70     3071340628    BNC RIGHT-ANGLE WITH FILTER                                 1       0.963        0.963

        0732000117    OSCILLATOR 20MHZ +-50ppm 14P                                1       0.926        0.926

        5508000679    PCB ASSY EN 116                                                     0.000        0.000

        5508000228    PCB ASSY DPS12021                                                   0.000        0.000

        3941300679    SMD ASSY EN 116                                                     0.000        0.000

        2976057400    PCB EN 116                                                  1       9.481        9.481

        3140660200    COVER ABS 94V-2                                             1       0.078        0.078

        3109000600    SCREW                                                       2       0.007        0.015

        3105032900    SCREW                                                       2       0.007        0.015

        3105032400    SCREW                                                       7       0.003        0.018

        3510061600    GIFE BOX                                                    1       1.037        1.037

        3510082200    INSERT                                                      1       0.741        0.741

        5011113600    MANUAL                                                      1       0.352        0.352

        5011113700    WARRANTY CARD                                               1       0.111        0.111

        3070036800    TCONNECTOR                                                  1       0.444        0.444

        3070037400    50 (OMEGA) TERMINATOR                                       1       0.556        0.556

        3510055600    CARTON                                                    0.1       1.259        0.126

        0990033900    POWER ADAPTER                                               1       3.296        3.296

        3240498400    RUBBET FOOT                                                 4       0.024        0.096

        3110230100    WASHER                                                      1       0.002        0.002

        3110260100    WASHER                                                      1       0.012        0.012

        3110270200    WASHER                                                      1       0.007        0.007

        3510147300    PAPER PAD                                                 0.1       0.204        0.020
--------------------------------------------------------------------------------------------------------------

                                     2 of 3

                             Costed BOM for EN116NA

-----------------------------------------------------------------------------------------
                    EN116                                                    USD
-----------------------------------------------------------------------------------------
EP CODE    Delta p/n               DESCRIPTION             QTY     UNIT-PRICE   SUB-TOTAL
-----------------------------------------------------------------------------------------
           3510147700     PAPER PAD                        0.1        0.370       0.037

           3240520100     INSULATOR                          2        0.074       0.148

           3200196500     LABEL ORIGIN                       1        0.013       0.013

           3200207300     LABEL                              1        0.002       0.002

           3200251200     LABEL                              2        0.015       0.030

           3200261400     LABEL                              1        0.074       0.074

           3200291200     LABEL                              1        0.002       0.002

           3200293500     LABEL                            0.1        0.037       0.004

           3520084500     PE BAG                             1        0.004       0.004

           3520086300     BAG PE                             1        0.015       0.015

           3990330100     CASE BASE SECC 286mm t=1mm         1        3.167       3.167

           3990330200     CASE COVER SECC 286mm t=1mm        1        2.574       2.574

           3140850000     PLASTIC CONICAL ANCHORS NY6/6      2        0.033       0.067

                                                                                 86.332
-----------------------------------------------------------------------------------------

REMARKS: The costed BOM for EN116JP is the same as the above except for the following items.

-P/N 0990034000      Power Adapter          $ 3.48
-P/N 5011114800      Manual                 $0.352
-P/N 5012102500      Warranty Card          $0.111
-P/N 3510062900      Gift Box               $1.037

PS: The cost of EN108GE's power adapter, P/N 0990034100, is $3.30.

                                     3 of 3

                               FE508NA Costed BOM

----------------------------------------------------------------------------------
                                                                     USB
----------------------------------------------------------------------------------
 Part Number             Description              QPA     Unit-Price     Sub-Total
----------------------------------------------------------------------------------
 0710390023     FAN 5V 0.21A 0.192 26.3 40mm      2.00       4.630         9.259

 2900600801     EMI FILTER 6A 6A 06DENG3B         1.00       3.650         3.650

 3070000700     POWER CARD SVT#18AWG*3C           1.00       0.944         0.944

 3072001900     DB25 CABLE ASSY                   1.00       5.370         5.370

 3100030500     SCREW S20C N-1024                 8.00       0.002         0.016

 3100120600     SCREW MACHINE M3*0.5*6           12.00       0.003         0.039

 3100432500     SCREW MACHINE M3%*0.5*25          4.00       0.008         0.033

 3102410600     SCREW S20C M4*0.7                 1.00       0.004         0.004

 3105032400     SCREW S20C N-1031                12.00       0.003         0.034

 3105032900     SCREW MACHINE M3*0.5*4            7.00       0.008         0.057

 3105070500     SCREW STAINLESS STEEL             4.00       0.122         0.489

 3110110800     NUT HEX M3*0.5P NI                4.00       0.003         0.013

 3110232800     WASHER SPCC                       1.00       0.004         0.004

 3110270000     WASHER STAR SK5-7                 1.00       0.001         0.001

 3110270200     WASHER STAR SK5-7                 4.00       0.007         0.030

 3200120200     LABEL PAPER t:0.1mm               1.00       0.007         0.007

 3200129900     LABEL                             1.00       0.004         0.004

 3200196500     LABEL ORIGIN                      1.00       0.013         0.013

 3200265200     PC LABEL                          1.00       2.222         2.222

 3200293500     LABEL                             0.20       0.033         0.007

 3200333800     LABEL                             1.00       0.074         0.074

 3227001900     TUBE HS POLYOLEFIN 5*0.25         0.11       0.185         0.019

 3240499100     RUBBER FOOT                       4.00       0.023         0.093

 3240512700     INSULATOR NOMEX 94VO             1.00       0.926         0.926

 3240512800     INSULATOR SHIELD                  1.00       0.241         0.241

 3421031300     CABLE TIE NYLON66 94V-2           2.00       0.074         0.148

 3421227200     BRACKET SPCC                      2.00       0.370         0.741

 3510056700     CARTON 569*407*340                0.20       1.667         0.333

 3510063000     GIFT BOX                          1.00       1.593         1.593

 3510083100     BOX INNER                         1.00       0.296         0.296

 3510148800     PAPER PAD 565*402*7.5             0.40       0.241         0.096

 3520083700     BAG SEALED PE T:0.1mm PB-007      1.00       0.020         0.020

 3520083800     BAG SEALED PE T:0.1mm PB-008      2.00       0.006         0.011

 3520203500     PLASTIC BAG PE                    1.00       0.056         0.056

35203803800     EPE TRAY                          2.00       0.667         1.333

 3951400700     WIRE WITH R-TERMINAL 15.5 G/Y     1.00       0.156         0.156

 3963100200     WIRE WITH HOUSING & TUBING        1.00       0.370         0.370

 3964000200     WIRE WITH HOUSING 4P L=220        1.00       0.300         0.300

 3990332000     CASE F/P SECC 330mm t=1mm         1.00       1.296         1.296

 3990332100     CASE COVER SECC 330mm t=1mm       1.00       2.778         2.778

 3990332200     CASE BASE SECC 328mm t=1mm        1.00       4.444         4.444

 4900200200     POWER SUPPLY SMP-43EP-8A          1.00      19.630        19.630

 5015111000     WARRANT CARD                      1.00       0.111         0.111
---------------------------------------------------------------------------------

                                     1 of 3

                               FE508NA Costed BOM

-------------------------------------------------------------------------
0730280117     OSCILLATOR 25MHZ +-100ppm 14 p       1.00   1.037    1.037

1151954000     CAP CD 2KV 10KP Z Z5V P10            8.00   0.061    0.489

1435409525     CAP AL LD 25V 47U M 6.3* 11TP       23.00   0.031    0.712

2300391309     LED 5.5*2.4 GRN WITH HOLDER          3.00   0.444    1.333

2300391909     LED 5.5*2.4 YEL WITH HOLDER          1.00   0.444    0.444

3000064200     SWITCH PUSHBOTTON DPDT 2*6PIN        1.00   0.556    0.556

3070107300     CONNECTOR SOCKET 94V-0 2*20PIN       1.00   0.481    0.481

3071034334     HEADER NY66 94V-2 4PIN               1.00   0.031    0.031

3071334900     PHONEJACK+LED 8PBC*4 SHIELD G        2.00   2.600    5.199

3071373100     D-SUB R/A DUAL PORT FEMALE 25P       1.00   2.407    2.407

3071480100     HEADER NYLON66 94V-2 2PIN            2.00   0.010    0.019

3140743300     CAP FOR SWITCH THERMO BLACK          1.00   0.096    0.096

3941300683     SMD ASSY FE508 MOTHER BD             1.00   0.000    0.000

0340000100     RES CH 1/10W O OHM 0805              8.00   0.003    0.021

0341041100     RES CH 1/10W 1K F 0805               1.00   0.004    0.004

0341042100     RES CH 1/10W 1.2K F 0805             5.00   0.004    0.021

0341043100     RES CH 1/10W 1.5K F 0805             1.00   0.004    0.004

0341190100     RES CH 1/10W 261 F 0805             32.00   0.004    0.130

0341222100     RES CH 1/10W 511 F 0805              8.00   0.005    0.037

0341234100     RES CH 1/10W 49.9 F 0805            16.00   0.004    0.066

0341271100     RES CH 1/10W 422 F 0805              1.00   0.005    0.005

0341351100     RES CH 1/10W 12.1 F 0805            16.00   0.004    0.065

0341379100     RES CH 1/10W 75 F 0805              32.00   0.004    0.130

0341425100     RES CH 1/10W 510K F 0805             1.00   0.005    0.005

0341496100     RES CH 1/10W 37.4 F 0805            16.00   0.004    0.065

0341522100     RES CH 1/10W 143 F 0805              1.00   0.004    0.004

0343101100     RES CH 1/10W 100 J 0805             26.00   0.003    0.068

0343102100     RES CH 1/10W 1K J 0805              16.00   0.003    0.042

0343161100     RES CH 1/10W 160 J 0805             32.00   0.003    0.085

0343202100     RES CH 1/10W 2K J 0805               7.00   0.003    0.018

0343220100     RES CH 1/10W 22 J 0805              19.00   0.003    0.050

0343330100     RES CH 1/10W 33 J 0805               2.00   0.002    0.005

0343470100     RES CH 1/10W 47 J 0805               1.00   0.002    0.002

0343472100     RES CH 1/10W 4.7K J 0805            65.00   0.003    0.169

0343473100     RES CH 1/10W 47K J 0805              1.00   0.003    0.003

0343511100     RES CH 1/10W 510 J 0805             20.00   0.003    0.052

0343518100     RES CH 1/10W 5.1 J 0805              8.00   0.003    0.021

0343681100     RES CH 1/10W 680 J 0805              1.00   0.003    0.003

1511508100     CAP MC CP 50V 10P J NPO 0805         9.00   0.007    0.062

1511513100     CAP MC CP 50V 20P J COG 0805         6.00   0.008    0.046

1511523100     CAP MC 50V 51PF J CG 0805           24.00   0.008    0.184

1511526101     CAP MC CP 50V 68P J NPO 0805         8.00   0.009    0.075

1513445100     CAP MC CP 50V 1KP M X7R 0805         1.00   0.008    0.008

1513454100     CAP MC CP 50V .01U M X7R 0805       74.00   0.009    0.657

1517658100     CAP MC CP 50V .1U Z Y5U 0805        86.00   0.008    0.697
-------------------------------------------------------------------------

                                     2 of 3

                               FE508NA Costed BOM

---------------------------------------------------------------------------
1553667200     CAP MC CP 25V 1.0U M Y5U 1206        3.00    0.046     0.139

2020300407     DIO SBD 1A 40V SMD                   1.00    0.083     0.083

2020802113     DIO SBD .6A 7V SOT-23                8.00    0.130     1.037

2040010200     DIO SW 0.2A 75V MELF                 3.00    0.185     0.556

2140009002     TR 40V 0.6A SOT23                    1.00    0.022     0.022

2140010001     TR 40V 0.6A 0.3W SOT23               1.00    0.033     0.033

2500038014     IC 7705A SOIC-8PIN                   1.00    0.664     0.664

2500060133     IC VOL ADJ 2.5V 1% SOT-89 T&R        1.00    0.333     0.333

2540061040     IC DUAL DIFFERENTIAL SO-16PIN        1.00    1.200     1.200

2540102055     IC 9L SCSI TERMINATOR SOIC-16        1.00    2.750     2.750

2600019102     IC CMOS 74ACT86 SO-14                1.00    0.320     0.320

2600023309     IC TTL 74F125 SOP-14                 1.00    0.250     0.250

2600023609     IC QUAD BUFFER SO-14                 1.00    0.180     0.180

2600027711     IC OCTAL TRANSCEL VER SOP-20         3.00    0.550     1.650

2600027909     IC OCTAL X'CEIVER SO-20              1.00    0.650     0.650

2600039209     IC NOR GATE TRIPLE 3-IN SO-14        2.00    0.230     0.460

2600042311     IC TTL HEX INVERTER SO-14            1.00    0.280     0.280

2600043311     IC CMOS 74HC02 SOIC-14PIN            1.00    0.250     0.250

2600077011     IC QUAD 2-IN OR GATE SO-14           1.00    0.250     0.250

2600078011     IC D F/F 3 OUT SO-20                 1.00    1.200     1.200

2817301720     PULSE X'FMR ST6114                   8.00    2.200    17.600

2921110210     CORE BEAD FERRI 1206                29.00    0.078     2.256

2976058701     PCB SM FR4 225*195 FE516A            1.00   14.500    14.500

X261000069     BUFFER/CLOCK DRIVER SO-20            1.00    2.650     2.650

                                                                    122.184
---------------------------------------------------------------------------

                                     3 of 3

                               FE516NA Costed BOM

-----------------------------------------------------------------------------------
                 FE516NA                                             USD
-----------------------------------------------------------------------------------
Part Number             Description                 QPA    Unit-Price     Sub-Total
-----------------------------------------------------------------------------------
0710390023     FAN 5V 0.21A 0.192 26.3 40mm         2.00      4.630          9.259

2900600801     EMI FILTER 6A 06DENG3B               1.00      1.444          1.444

3070000700     POWER CORD SVT#18AWG*3C              1.00      0.944          0.944

3072001900     DB25 CABLE ASSY                      1.00      5.370          5.370

3100030500     SCREW S20C N-1024                    8.00      0.002          0.016

3100120600     SCREW MACHINE M3*0.5*6              12.00      0.003          0.039

3100432500     SCREW MACHINE M3%*0.5*25             4.00      0.008          0.033

3102410600     SCREW S20C M4*0.7                    1.00      0.004          0.004

3105032400     SCREW S20C N-1031                   12.00      0.003          0.034

3105032900     SCREW MACHINE M3*0.5*4               7.00      0.008          0.057

3105070500     SCREW STAINLESS STEEL                4.00      0.122          0.489

3110110800     NUT HEX M3*0.5P NI                   4.00      0.003          0.012

3110232800     WASHER SPCC                          1.00      0.004          0.004

3110270000     WASHER STAR SK5-7                    1.00      0.001          0.001

3110270200     WASHER STAR SK5-7                    4.00      0.007          0.030

3200120200     LABEL PAPER t:0.1mm                  2.00      0.007          0.015

3200129900     LABEL                                1.00      0.004          0.004

3200196500     LABEL ORIGIN                         1.00      0.013          0.013

3200265300     PC LABEL                             1.00      2.222          2.222

3200293500     LABEL                                0.20      0.033          0.007

3200333900     LABEL                                1.00      0.074          0.074

3227001900     TUBE HS POLYOLEFIN 5*0.25            0.11      0.185          0.019

3240499100     RUBBER FOOT                          4.00      0.023          0.093

3240512700     INSULATOR NOMEX 94VO                 1.00      0.926          0.926

3240512800     INSULATOR SHIELD                     1.00      0.241          0.241

3421031300     CABLE TIE NYLON66 94V-2              2.00      0.074          0.148

3421074400     STAND OFF BRASS BOLT                 6.00      0.074          0.444

3421227200     BRACKET SPCC                         2.00      0.370          0.741

3510056700     CARTON 569*407*340                   0.20      1.667          0.333

3510063100     GIFT BOX                             1.00      1.593          1.593

3510083100     BOX INNER                            1.00      0.296          0.296

3510148800     PAPER PAD 565*402*7.5                0.40      0.241          0.096

3520083700     BAG SEALED PE T:0.1mm PB-007         1.00      0.020          0.020

3520083800     BAG SEALED PE T:0.1mm PB-008         2.00      0.006          0.011

3520203500     PLASTIC BAG PE                       1.00      0.056          0.056

3520380800     EPE TRAY                             2.00      0.667          1.333

3951400700     WIRE WITH R-TERMINAL 15.5 G/Y        1.00      0.156          0.156

3963100200     WIRE WITH HOUSING & TUBING           1.00      0.370          0.370

3964000100     WIRE WITH HOUSING 4P L=220           1.00      0.856          0.856

3990331900     CASE F/P SECC 330mm t=1mm            1.00      1.296          1.296

3990332100     CASE COVER SECC 330mm t=1mm          1.00      2.778          2.778

3990332200     CASE BASE SECC 328mm t=1mm           1.00      4.444          4.444

4900200200     POWER SUPPLY SMP-43EP-8 A            1.00     19.630         19.630
-----------------------------------------------------------------------------------

                                     1 of 4

                               FE516NA Costed BOM

---------------------------------------------------------------------------
5015111000    WARRANT CARD                         1.00      0.111    0.111

0730280117    OSCILLATOR 25MHZ +-100ppm 14P        1.00      1.037    1.037

1151954000    CAP CD 2KV 10KP Z Z5V PI0            8.00      0.056    0.444

1435409525    CAP AL LD 25V 47U M 6.3*11TP        23.00      0.028    0.647

2300391309    LED 5.5*2.4 GRN WITH HOLDER          3.00      0.444    1.333

2300391909    LED 5.5*-2.4 YEL WITH HOLDER         1.00      0.444    0.444

3000064200    SWITCH PUSHBOTTON DPDT 2*6PIN        1.00      0.556    0.556

3070107300    CONNETOR SOCKET 94V-0 2*20PIN        1.00      0.481    0.481

3071034334    HEADER NY66 94V-2 4PIN               1.00      0.031    0.031

3071334900    PHONEJACK+LED 8PBC*4 SHIELD G        2.00      2.600    5.199

3071373100    D-SUB R/A DUAL PORT FEMALE 25P       1.00      2.407    2.407

3071480100    HEADER NYLON66 94V-2 2PIN            2.00      0.010    0.019

3140743300    CAP FOR SWITCH THERMO BLACK          1.00      0.096    0.096

3941300683    SMD ASSY FE516 MOTHER BD             1.00      0.000    0.000

1151954000    CAP CD 2KV 10KP Z Z5V P10            8.00      0.061    0.489

1435409525    CAP AL LD 25V 47U M 6.3* 11TP       20.00      0.031    0.619

3070153400    HEADER D-BODY PET 2*20PIN 8mm        1.00      0.741    0.741

3071034334    HEADER NY66 94V-2 4PIN               1.00      0.031    0.031

3071334900    PHONEJACK+LED 8PBC*4 SHIELD G        2.00      2.600    5.199

3941300684    SMD ASSY FE516 DAUGHTER BD           1.00      0.000    0.000

0340000100    RES CH 1/10W 0 OHM 0805              8.00      0.003    0.021

0341041100    RES CH 1/10W 1K F 0805               1.00      0.004    0.004

0341042100    RES CH 1/10W 1.2K F 0805             5.00      0.004    0.021

0341043100    RES CH 1/10W 1.5K F 0805             1.00      0.004    0.004

0341190100    RES CH 1/10W 261 F 0805             32.00      0.004    0.130

0341222100    RES CH 1/10W 511 F 0805              8.00      0.005    0.037

0341234100    RES CH 1 /10W 49.9 F 0805           16.00      0.004    0.066

0341271100    RES CH 1/10W 422 F 0805              1.00      0.005    0.005

0341351100    RES CH 1/10W 12.1 F 0805            16.00      0.004    0.065

0341379100    RES CH 1/10W 75 F 0805              32.00      0.004    0.130

0341425100    RES CH 1/10W 510K F 0805             1.00      0.005    0.005

0341496100    RES CH 1/10W 37.4 F 0805            16.00      0.004    0.065

0341522100    RES CH 1/10W 143 F 0805              1.00      0.004    0.004

0343101100    RES CH 1/10W 100 J 0805             26.00      0.003    0.068

0343102100    RES CH 1/10W 1K J 0805              16.00      0.003    0.042

0343161100    RES CH 1/10W 160 J 0805             32.00      0.003    0.085

0343202100    RES CH 1/10W 2K J 0805               7.00      0.003    0.018

0343220100    RES CH 1/10W 22 J 0805              19.00      0.003    0.050

0343330100    RES CH 1/10W 33 J 0805               2.00      0.002    0.005

0343470100    RES CH 1/10W 47 J 0805               1.00      0.002    0.002

0343472100    RES CH 1/10W 4.7K J 0805            65.00      0.003    0.169

0343473100    RES CH 1/10W 47K J 0805              1.00      0.003    0.003

0343511100    RES CH 1/10W 510 J 0805             20.00      0.003    0.052

0343518100    RES CH 1/10W 5.1 J 0805              8.00      0.003    0.021

0343681100    RES CH I/10W 680 J 0805              1.00      0.003    0.003
---------------------------------------------------------------------------

                                     2 of 4

                               FE516NA Costed BOM

----------------------------------------------------------------------------
1511508100    CAP MC CP 50V 10P J NP0 0805         9.00      0.007     0.062

1511513100    CAP MC CP 50V 20P J COG 0805         6.00      0.008     0.046

1511523100    CAP MC 50V 51PF J CG 0805           24.00      0.008     0.184

1511526101    CAP MC CP 50V 68P J NPO 0805         8.00      0,009     0.075

1513445100    CAP MC CP 50V 1KP M X7R 0805         1.00      0.008     0.008

1513454100    CAP MC CP 50V .01U M X7R 0805       74.00      0.009     0.657

1517658100    CAP MC CP 50V .1U Z Y5U 0805        86.00      0.008     0.697

1553667200    CAP MC CP 25V 1.0U M Y5U 1206        3.00      0.046     0.139

2020300407    DIO SBD 1A 40V SMD                   1.00      0.083     0.083

2020802113    DIO SBD .6A 7V SOT-23                8.00      0.130     1.037

2040010200    DIO SWD.2A 75V MELF                  3.00      0.185     0.556

2140009002    TR 40V 0.6A SOT23                    l.00      0.022     0.022

2140010001    TR 40V 0.6A 0.3W SOT23               1.00      0.033     0.033

2500038014    IC 7705A SOIC-8PIN                   1.00      0.664     0.664

2500060133    IC VOL ADJ 2.5V 1% SOT-89 T&R        1.00      0.333     0.333

2540061040    IC DUAL DIFFERENTIAL SO-16PIN        1.00      1.200     1.200

2540102055    IC 9L SCSI TERMINATOR SOIC-16        l.00      2.750     2.750

2600019102    IC CMOS 74ACT86 SO-14                1.00      0.320     0.320

2600023309    IC TTL 74F125 SOP-14                 1.00      0.250     0.250

2600023609    IC QUAD BUFFER SO- 14                1.00      0.180     0.180

2600027711    IC OCTAL TRANSCELVER SOP-20          3.00      0.550     1.650

2600027909    IC OCTAL X'CEIVER SO-20              1.00      0.650     0.650

2600039209    IC NOR GATE TRIPLE 3-IN SO-14        2.00      0.230     0.460

2600042311    IC TTL HEX INVERTER SO-14            1.00      0.280     0.280

2600043311    IC CMOS 74HC02 SOIC-14PIN            l.00      0.250     0.250

2600077011    IC QUAD 2-IN OR GATE SO-14           l.00      0.250     0.250

2600078011    IC D F/F 3 OUT SO-20                 l.00      1.200     1.200

2817301720    PULSE X'FMR ST6114                   8.00      2.200    17.600

2921110210    CORE BEAD FERR1 1206                29.00      0.078     2.256

2976058701    PCB SM FR4 225*195 FE516A            1.00     14.500    14.500

X261000069    BUFFER/CLOCK DRIVER SO-20            1.00      2.650     2.650

0341190100    RES CH 1/10W 261 F 0805             32.00      0.004     0.130

0341222100    RES CH 1/10W 511 F 0805              8.00      0.005     0.037

0341234100    RES CH 1/10W 49.9 F 0805            16.00      0.004     0.066

0341351100    RES CH 1/10W 12.1 F 0805            16.00      0.004     0.065

0341379100    RES CH 1 /10W 75 F 0805             32.00      0.004     0.130

0341496100    RES CH 1/10W 37.4 F 0805            16.00      0.004     0.065

0343101100    RES CH 1/10W 100 J 0805             24.00      0.003     0.063

0343102100    RES CH 1/10W 1K J 0805              16.00      0.003     0.042

0343161100    RES CH 1/10W 160 J 0805             32.00      0.003     0.085

0343202100    RES CH 1/10W 2K J 0805               2.00      0.003     0.005

0343220100    RES CH 1/10W 22 J 0805              12.00      0.003     0.031

0343472100    RES CH 1/10W 4.7K J 0805            58.00      0.003     0.151

0343511100    RES CH 1/10W 510 J 0805             16.00      0.003     0.042

0343518100    RES CH I/10W 5.1 J 0805              4.00      0.003     0.010

----------------------------------------------------------------------------


                                     3 of 4

                               FE516NA Costed BOM

----------------------------------------------------------------------------
1511508100    CAP MC CP 50V 10P J NPO 0805         8.00       0.007    0.055

1511513100    CAP MC CP 50V 20P J COG 0805         4.00       0.008    0.030

1511523100    CAP MC 50V 51PF J CG 0805           24.00       0.008    0.184

1511526101    CAP MC CP 50V 68P NPO 0805           8.00       0.009    0.075

1513454100    CAP MC CP 50V .01U M X7R 0805       72.00       0.009    0.639

1517658100    CAP MC CP 50V .1U Z Y5U 0805        68.00       0.008    0.551

1553667200    CAP MC CP 25V l.0U M Y5U 1206        1.00       0.046    0.046

2600027711    IC OCTAL TRANSCELVER SOP-20          3.00       0.550    1.650

2600039209    IC NOR GATE TRIPLE 3-1N SO-14        2.00       0.230    0.460

2600078011    IC D F/F 3 OUT SO-20                 1.00       1.200    1.200

2817301720    PULSE X'FMR ST6114                   8.00       2.200   17.600

2921110210    CORE BEAD FERRI 1206                25.00       0.078    1.944

2976058801    PCB SM FR4 225*162 FE516B            1.00      12.800   12.800

X261000069    BUFFER/CLOCK DRIVER SO-20            1.00       2.650    2.650

                                                         TOTAL COST  168.764
----------------------------------------------------------------------------

                                     4 of 4

                                  Attachment 2

                            CUSTOMIZATION OF PRODUCTS

1. DEVELOPMENT EFFORT. Supplier will provide certain services and/or technology for the development, test and manufacture of a custom version of the Supplier Products in return for payment of Non-Recurring Engineering cost so that it operates with the respective features, functions and specifications all as described in Exhibit A (the "Development Effort"). NETGEAR shall assist Supplier in the Development Effort by providing full technical details of the requirements for modifying the Products and reviewing the design, as well as assisting in testing of the customized Products and other assistance as may be specifically described in the Exhibit A.

2. PROTOTYPES, TESTING AND ACCEPTANCE BY NETGEAR. Supplier shall deliver 5 working prototype units at no additional charge for use in alpha, beta and other testing. As the Development Effort proceeds, Supplier shall conduct the prototype testing as described in Exhibit A. Upon completion of the Development Effort, Supplier and NETGEAR shall perform quality control and acceptance tests (the "Acceptance Tests") and Supplier shall demonstrate that the customized Products operate and perform in accordance with respective Specifications. If a customized Product fails to satisfactorily complete the Acceptance Tests, Supplier shall promptly and diligently correct any defects and complete any uncompleted portion of the Development Effort so that the customized Product satisfactorily operates and performs in accordance with specifications.

3. SAFEGUARD OF THIRD PARTY SOFTWARE AND RELATED INFORMATION. The parties acknowledge the customized Products may incorporate software technology to be licensed from certain third parties (collectively the "Third Party Software"). Supplier agrees that all information delivered by NETGEAR with respect to the Third Party Software shall be used by Supplier only for the purpose contemplated by this Agreement, and shall safeguard and treat such information in the manner required by Section 18 of the Agreement. In addition, NETGEAR may deliver to Supplier certain software source code which Supplier shall use only for the purposes referenced in Exhibit A, and shall safeguard and treat such information in the manner required by Section 18 of the Agreement. Supplier acknowledges and agrees that it will procure from the providers of the Third Party Software all license rights necessary to enable Supplier to incorporate the Third Party Software technology within the customized Products and to grant to NETGEAR the rights to distribute such technology as part of the customized Products as contemplated by this Agreement for no additional cost.

4. OWNERSHIP IN TECHNOLOGY. Except for the rights granted expressly in this Agreement, (i) Supplier, or its licensors, will own all right, title and interest in the customized Products and associated documentation, including, but not limited to, all copyright, patent, trade secret and other intellectual property rights, and
(ii) NETGEAR or its licensors, will own all right, title and interest in all software source and object code provided by NETGEAR, and all associated documentation, including, but not limited to, all copyright, patent, trade secret and other intellectual property rights. Notwithstanding the above, all right, title and interest in any modifications, enhancements or additional software or documentation developed by NETGEAR without assistance by Supplier, or by a third party acting on NETGEAR behalf without assistance by Supplier, will be the exclusive property of NETGEAR. In addition all right, title and interest in the layout of the circuit boards, will be the exclusive property of NETGEAR.] Nothing in this Section will preclude either party from independent development of any technology without use of the other party's confidential or proprietary information.

5. LIMITATIONS ON USE OF TECHNOLOGY, TOOLING, TRADEDRESS, TRADEMARKS. NETGEAR and Supplier agree, except as otherwise expressly and unambiguously authorized hereunder, (a) not to make any copies or duplicates of any software provided by the other party pursuant to this Agreement, (b) not to create or attempt to create, by reverse engineering or otherwise, the source code or internal structure or design of any software or hardware or any part thereof or any other works based thereon from the object code or from the confidential information or hardware made available in connection with this Agreement, and
(c) not to remove any product identification or notices of any proprietary or copyright restriction from hardware or software or any support material provided by the other party pursuant to this Agreement. The parties intend that NETGEAR will be entitled to reproduce and/or distribute the software to the extent specifically set forth in this Agreement. Any tooling procured for use in manufacture of the customized products will be used exclusively for the benefit of NETGEAR. Supplier shall use the tradedress and trademarks of NETGEAR exclusively on products manufactured for NETGEAR. Supplier shall not manufacture any product with a tradedress similar to that of NETGEAR which could cause confusion in the marketplace.

6. INDEMNIFICATION BY NETGEAR. NETGEAR will defend at its own expense any action brought against Supplier, to the extent that it is based on a claim by a third party (i) that any NETGEAR products or documentation infringes a patent or copyright, or contains misappropriated trade secrets, or (ii) which is based upon the use, operation or performance of NETGEAR products, or (iii) which is based upon any specification provided by NETGEAR to Supplier for development of customized Products and will pay any costs and damages finally awarded against Supplier in any such action which are attributable to any such claims. NETGEAR's obligations under the preceding sentence are subject to the conditions that: (i) Supplier promptly notifies NETGEAR in writing of any such claim, and (ii) NETGEAR will have sole control of such defense and all negotiations for any settlement or compromise, although Supplier may participate in the same at its expense. NETGEAR will have no liability to Supplier under this Section with respect to any claim of infringement to the extent that it is based upon (i) the combination of any NETGEAR products with any machine, device, firmware or software not furnished by NETGEAR, or (ii) any product not sold or licensed by NETGEAR, or (iii) any modification of any NETGEAR product by a party other than NETGEAR.

                            Exhibit A to Attachment 2

                            STATEMENT OF WORK AND NRE

For the EN104, EN108, EN116 Slimline hubs.

         FEATURES

         EN104 4 port; EN108 8 port; EN116 16 port 10Base-T hubs
         Built in LED indicators
         BNC/AUI Backbone support
         Uplink port for network expansion

         FUNCTIONS

         SPECIFICATIONS

         Packaged contents - AC power adapter, Installation manual, warranty registration card, BNC "T" connector and terminator, wall mounting anchors and screws.

         Physical Specifications

         Custom metal housing and color
         NETGEAR logo and silkscreen
         Localized versions for North America, Japan, and Germany with Manual, Warranty Registration card, and packaging to be to NETGEAR specifications
         Master carton to be customized for NETGEAR
         Serial number to be serialized on unit, giftbox, and master carton Safety and Power Adapter labels to NETGEAR specifications

                     EN104             EN108                EN116
---------------------------------------------------------------------------
10BASE-T PORTS    Four          Eight                    Sixteen

---------------------------------------------------------------------------
AUI/BNC PORT      BNC           Auto-sensing AUI or      AUI and BNC
                                BNC, AUI takes           simultaneously
                                precedence if both are
                                connected
---------------------------------------------------------------------------
DIMENSIONS        w 94mm        w 158mm                  w 286mm
                  d 101mm       d 101mm                  d 101mm
                  h 28mm        h 28mm                   h 28mm
---------------------------------------------------------------------------
WEIGHT            .34kg         .53kg                    .89kg

---------------------------------------------------------------------------
POWER ADAPTER     5V DC0 .8A    12V DC 1.2A              12VDC 1.2A
                  47 TO 63 Hz   47 TO 63 Hz              47 TO 63 Hz

---------------------------------------------------------------------------
AC POWER          3.5 W         13.7 W                   20.5 W

AC VOLTAGE          115-125V, 6QHz, North America
                    90-110V, 50Hz, Japan
                    220-240V, 50Hz, Germany

-------------------------------------------------------------------------------------
STANDARDS SUPPORT   IEEE 802.31 Type 10BASE-T, 10BASE-2, 10BASE-5 10 Mbps
                    Ethernet CSMA/CD

-------------------------------------------------------------------------------------
STATUS LEDs         Unit, Power, Collision; Per 10BASE-T port: Link, Rx; AUI port:
                    Active, Rx; BNC port: Active, Rx

-------------------------------------------------------------------------------------
ENVIRONMENTAL       Operating temperature: 0 C to 40 C
SPECIFICATIONS      Operating humidity: 90% max. relative humidity, non-condensing

-------------------------------------------------------------------------------------
ELECTROMAGNETIC     CE mark, commercial
EMISSIONS           FCC Part 15 Class A
                    EN55 022 (CISPR22), Class A
                    VCCI Class 1

-------------------------------------------------------------------------------------
ELECTROMAGNETIC     CE mark, commercial
SUSCEPTIBILITY      Electrostatic discharge (ESD):IEC 801-2, Level 2/3/4
                    Radiated electromagnetic field: IEC 801-3, Level 2
                    Electrical fast transient/burst: IEC 801-4, Level 2
                    Electrical surge: IEC 801-5, Level 2

-------------------------------------------------------------------------------------
POWER ADAPTER       UL Listed, CSA certified, T-Mark, TUV licensed
SAFETY APPROVALS

-------------------------------------------------------
NRE                           EN104    EN108    EN116
-------------------------------------------------------
EMI TEST                         NA       NA       NA
-------------------------------------------------------
CERTIFICATION                    NA       NA       NA
REPORTS
FCC Class A
VCCI 1
CE A
-------------------------------------------------------
TOOLING                       $4948    $7073    $9888

-------------------------------------------------------
PACK OUT                         NA       NA       NA
DEVELOPMENT
Box
Insert
Manual Set Up
-------------------------------------------------------
PER MODEL                     $4948    $7073    $9888
-------------------------------------------------------

                            STATEMENT OF WORK AND NRE

For the FE508 and FE516 Fast Ethernet Hubs.

         FEATURES

         FE508 8 port 100Base-TX hubs; FE516 16 port 100Base-TX hubs Built in LED indicators
         Uplink port for network expansion

         FUNCTIONS

         SPECIFICATIONS

         Package contents - FE508 or FE516 hub, AC power cord, Cascade Cable, Installation manual, warranty registration card, and Rack Mount Kit.

         Physical Specifications

         Custom metal housing and color
         NETGEAR labeling and silkscreening
         Localized versions for North America, Japan, and Germany with Manual, Warranty Registration card, and packaging to be to NETGEAR specifications
         Master carton to be customized for NETGEAR
         Serial number to be serialized on unit, giftbox, and master carton Safety labels to NETGEAR specifications

                            FE508                                                             FE516
-------------------------------------------------------------------------------------------------------
10BASE-T PORTS             Eight                                                             Sixteen
-------------------------------------------------------------------------------------------------------
DIMENSIONS                 w 330mm                                                            w 330mm
                           d 202mm                                                           d 202mm
                           h 43mm                                                            h 43mm
-------------------------------------------------------------------------------------------------------
WEIGHT                     2.2kg                                                             2.4 kg
-------------------------------------------------------------------------------------------------------
POWER CONSUMPTION          35W                                                               65W

-------------------------------------------------------------------------------------------------------
AC VOLTAGE                 115-125V, 60Hz, North America
                           90-110V, 50Hz, Japan
                           220-240V, 50Hz, Germany

-------------------------------------------------------------------------------------------------------
STANDARDS                  IEEE 802.3u 100 BASE-TX, Class 1 repeater
COMPATILITY                CSMA/CD
                           Windows 95, MacIntosh, Novell Netware

-------------------------------------------------------------------------------------------------------
STATUS LEDs                Unit, Power, data, collision; Per 100 BASE-TX port: Link, Rx;
                           Rear Panel: Terminator LED

-------------------------------------------------------------------------------------------------------
INPUT VOLTAGE              Auto-sensing
                           100 to 240 V
                           50/60 Hz

-------------------------------------------------------------------------------------------------------

                           FE508                                                                FE516
-----------------------------------------------------------------------------------------------------------
10BASE-T PORTS            Eight                                                                Sixteen
-----------------------------------------------------------------------------------------------------------
DIMENSIONS                w 330mm                                                              w 330mm
                          d 202mm                                                              d 202mm
                          h 43mm                                                               h 43mm
-----------------------------------------------------------------------------------------------------------
WEIGHT                    2.2kg                                                                2.4 kg
-----------------------------------------------------------------------------------------------------------
POWER CONSUMPTION         35W                                                                  65W

-----------------------------------------------------------------------------------------------------------
AC VOLTAGE                115-125V, 60Hz, North America
                          90-110V, 50Hz, Japan
                          220-240V, 50Hz, Germany

-----------------------------------------------------------------------------------------------------------
STANDARDS                 IEEE 802.3u 100 BASE-TX, Class 1 repeater
COMPATILITY               CSMA/CD
                          Windows 95, MacIntosh, Novell Netware

-----------------------------------------------------------------------------------------------------------
ENVIRONMENTAL             Operating temperature: 0 C to 40 C
SPECIFICATIONS            Operating humidity: 90% max. relative humidity, non-condensing

-----------------------------------------------------------------------------------------------------------
ELECTROMAGNETIC           CE mark, commercial
EMISSIONS                 FCC Part 15 Class A
                          EN55 022 (CISPR22), Class A
                          VCCI Class 1

-----------------------------------------------------------------------------------------------------------
ELECTROMAGNETIC           CE mark, commercial
SUSCEPTIBILITY

-----------------------------------------------------------------------------------------------------------
SAFETY APPROVALS          CE mark, commercial
                          UL Listed (UL1950),
                          CSA certified (CSA 22.2 #950)
                          TUV licensed (EN 60 950)

---------------------------------------------------
        NRE                     FE508       FES16
---------------------------------------------------
EMI TEST                        $1100       $1100
---------------------------------------------------
CERTIFICATION REPORTS
FCC A                           $1200       $1200
VCCI 1                          $1500       $1500
CE A                            $2500       $2500
CSA                               TBD         TBD
UL                                TBD         TBD
TUV                               TBD         TBD
---------------------------------------------------
TOOLING                         $24,104 combined
---------------------------------------------------
PACKOUT DEVELOPMENT
Box                             $ 110       $ 110
Insert                          $ 350       $ 350
Manual                          $ 112         N/A
---------------------------------------------------
SUBTOTAL NRE                    $37.736
---------------------------------------------------